Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARABANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fortune Partners, Inc. (the “Company”) on Form 10-QSB for the nine months ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Don Prest, Secretary/Treasurer/Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) and 15(d) of the Securities and Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	July 21, 2005	By:	//s// Don Prest
Don Prest
Secretary/Treasurer